UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 17, 2025

Date of Report (Date of earliest event reported)

Quipt Home Medical Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40413	N/A
(Commission File Number)	(IRS Employer Identification No.)

1019 Town Drive
Wilder, Kentucky	41076
(Address of principal executive offices)	(Zip Code)

(859) 878-2220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without Par Value	QIPT	The Nasdaq Capital Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Quipt Home Medical Corp. (the “Company”) held its annual general meeting of shareholders (the “Meeting”) on March 17, 2025. At the Meeting, the Company's shareholders voted on: (1) four nominated directors to be elected to the board of directors of the Company (the “Board”) to serve until the next annual meeting of shareholders or until their successors are elected; and (2) the re-appointment of BDO USA, P.C. as auditors of the Company for the fiscal year ending September 30, 2025 and authorizing the Board to fix their remuneration.

The tables below set forth the number of votes cast for, against, or withheld, and the number of broker non-votes for each matter voted on by the Company’s shareholders.

1. Election of Directors

Each of the four nominees listed below were elected as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected.

Name	Votes For	% For	Votes Withheld	% Withheld
Gregory Crawford	19,964,556	80.62%	4,800,386	19.38%
Mark Greenberg	16,068,610	64.88%	8,696,332	35.12%
Kevin Carter	18,758,930	75.75%	6,006,013	24.25%
Brian Wessel	18,771,543	75.80%	5,993,400	24.20%

The number of broker non-votes for Mr. Crawford and Mr. Greenberg was 6,635,101, and for Mr. Carter and Mr. Wessel was 6,635,100.

2. Appointment of Auditors

The shareholders approved the re-appointment of BDO USA, P.C. as auditors of the Company for the fiscal year ending September 30, 2025 and the authorization of the Board to fix their remuneration.

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
30,255,347	96.35%	1,144,695	3.65%	1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quipt Home Medical Corp.

Date:	March 21, 2025	By:	/s/ Hardik Mehta
Hardik Mehta
Chief Financial Officer